CONFIDENTIAL
ATTORNEY CLIENT PRIVILEGED

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 2, 2007

CABLEVISION SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

CSC HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 11-2776686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue
Bethpage, New York	11714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 803-2300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 5.02	Departure of Directors or Certain Officers; Election of New Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2007, Mr. Thomas C. Dolan was appointed as a director of Cablevision Systems Corporation (the “Company”) by written consent of the holders of Class B Common Stock of the Company. Mr. Dolan is filling an existing vacancy in the directors elected by the Class B stockholders.

Thomas Dolan has been an employee of the Company since 1987. He has been on an unpaid leave of absence since May 2005. He served as a Director from March 1998 to May 2005. He has been the Executive Vice President and Chief Information Officer of the Company since 2001. Mr. Dolan is the son of Charles F. Dolan (the Chairman of the Company), the brother of James L. Dolan (the Chief Executive Officer of the Company), Patrick F. Dolan (a director of the Company) and Marianne Dolan Weber (a director of the Company), and the brother-in-law of Brian G. Sweeney (a Director of the Company and the Company’s Senior Vice-President – eMedia). The information required by Item 404(a) of Regulation S-K is set forth in the Company’s Form 10-K/A filed with the Securities and Exchange Commission on April 30, 2007.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION (Registrant)
By:	/s/ Michael P. Huseby

	Name: Title:	Michael P. Huseby Executive Vice President and Chief Financial Officer

Dated: May 2, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, INC. (Registrant)
By:	/s/ Michael P. Huseby

	Name: Title:	Michael P. Huseby Executive Vice President and Chief Financial Officer

Dated: May 2, 2007

3